UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2013

TRANS1 INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33744	33-0909022
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 Horizon Drive, Suite 230

Raleigh, North Carolina 27615

(Address of principal executive offices)

(Zip Code)

(919) 800-0020

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On May 9, 2013, TranS1 Inc. (the “Company”) issued a press release to report its operating results for the first quarter ended March 31, 2013. The release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

Also on May 9, 2013, following the issuance of the press release referred to above, the Company conducted a conference call to discuss the financial results for the first quarter ended March 31, 2013 on which the pending merger with Baxano, Inc. (the “Merger”) and the related private placement transaction (the “Private Placement Transaction”) were also discussed. A copy of the transcript of the conference call is furnished herewith as Exhibit 99.2 and incorporated herein by reference.

The information in this Item 2.02, including Exhibit 99.1 and Exhibit 99.2, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by specific reference in such a filing.

Cautionary Statement

The Merger and Private Placement Transaction discussed above involve the sale of securities in a private transaction that will not be registered under the Securities Act and will be subject to the resale restrictions under that act. Such securities may not be offered or sold absent registration or an applicable exemption from registration requirements. This communication does not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such an offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the Merger and Private Placement Transaction described in the definitive proxy statement on Schedule 14A filed by TranS1 on May 9, 2013. TranS1 may file other documents regarding the Merger and Private Placement Transaction described in this communication with the SEC. STOCKHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE DEFINITIVE PROXY STATEMENT ON SCHEDULE 14A FILED BY THE COMPANY ON MAY 9, 2013, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND PRIVATE PLACEMENT TRANSACTION. The definitive proxy statement will be mailed to stockholders on or about May 14, 2013. Stockholders may obtain, without charge, a copy of the definitive proxy statement and other documents the Company files with the SEC from the SEC’s website at www.sec.gov. The definitive proxy statement and other relevant documents are also available, without charge, by directing a request by mail or telephone to TranS1 Inc., Attn: Corporate Secretary, 110 Horizon Drive, Suite 230, Raleigh, NC 27615, by calling the Company at (866) 256-1206, by emailing the Company at merger@trans1.com, or the Company’s website, www.trans1.com.

The Company and its directors, executive officers, certain members of management, and employees may have interests in the Merger or Private Placement Transaction or be deemed to be participants in the solicitation of proxies of the Company’s stockholders to approve the issuance of the Company’s stock in connection with the Merger and Private Placement Transaction. Stockholders may obtain additional information regarding the participants and their interests in the solicitation by reading the definitive proxy statement on Schedule 14A filed by the Company on May 9, 2013.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press release, dated May 9, 2013.
99.2	Conference call transcript, dated May 9, 2013.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANS1 INC.

Date: May 10, 2013	By:	/s/ Joseph P. Slattery
Joseph P. Slattery
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release, dated May 9, 2013.
99.2	Conference call transcript, dated May 9, 2013.